608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300
Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.
(TSX.V-PPI)

Appointment of Jerry Aiken to Passport Potash Board of Directors and Resignation of Ali Rahimtula

VANCOUVER, BRITISH COLUMBIA-- (TNW-ACCESSWIRE - FEB 27, 2015) - Passport Potash Inc. ("Passport" or the "Company") (TSX.V: PPI)(OTC PINK: PPRTF) is pleased to announce that Jerry Aiken has been appointed to its board of directors. Mr. Aiken previously served as a director from early 2012 until the Company decreased the size of its board to five members in early 2014.

As previously reported, Mr. Aiken has more than 44 years of experience in mineral exploration involving base metals, precious metals, and industrial minerals. He has been involved in project generation, geologic mapping, geochemical evaluation, drill program supervision, and regional program management throughout the western United States, Canada, Mexico, South America and parts of Europe.

Since 2006, Mr. Aiken has been working as a consulting geologist involved in the evaluation of mineral properties and the writing and reviewing of NI 43-101 technical reports and PFS/FS technical reports. Prior to beginning work as a consulting geologist, Mr. Aiken worked for 29 years for US Borax (Rio Tinto Exploration) ("Borax") in Tucson, Arizona and Valencia, California. Before focusing his career in Industrial Minerals, he worked for more than five years for ASARCO Exploration, in Spokane, Washington, concentrating on base and precious metals from 1970 to 1976. Mr. Aiken has conducted and implemented exploration programs for borates, potash, lithium and other industrial minerals.

A review of Mr. Aiken's potash experience, beginning in the mid-1970s, shows that he has evaluated several potash projects and mines located in the Carlsbad district, New Mexico, and the Paradox Basin, Utah. His experience in that regard resulted in his evaluating the brine potential in the Paradox Basin.

Subsequent to his work in the Paradox Basin Mr. Aiken evaluated potash projects in the South American Alta Plano/Puna and a number of brine projects for potash and other industrial minerals. In addition to his potash evaluation, several 'hard rock' projects were evaluated by Mr. Aiken in both South America, (Argentina) and North America (both in the US and Canada).

Mr. Aiken graduated in 1966 with a Bachelor of Science degree in Geology from Western Michigan University. He also completed coursework in the Masters Program in Exploration Geology from the University of Idaho. Mr. Aiken is a Registered Professional Geologist in the State of Washington and a Registered Member of SME.

Passport Potash President and CEO Joshua Bleak commented: "We are extremely happy to welcome Jerry Aiken back to our Board. Jerry's previous service on the board was invaluable, and we look forward to working together again."

The Company further announces that it has received notice of resignation from Ali Rahimtula as a director.

"We would like to thank Ali Rahimtula for his service as a director of Passport," said Passport's President and CEO Joshau Bleak.

About the Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin.

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:
United States
Passport Potash Inc.
Ken Bond
480-288-6530, ext. 411
hkbond@passportpotash.com

Canada
Passport Potash Inc.
Clive Mostert
780-920-5044
cmostert@passportpotash.com

www.passportpotash.com

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